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                                                                   Exhibit 10.44
                                                                   -------------
                           Form of Amendment to Employee Stock Option Agreements
                           -----------------------------------------------------

                           NEUROMEDICAL SYSTEMS, INC.
                             1993 STOCK OPTION PLAN
                    AS AMENDED AND RESTATED OCTOBER 25, 1995
                      NONQUALIFIED STOCK OPTION AGREEMENTS

                                   AMENDMENT

          This AMENDMENT, effective as of September 18, 1997, (the "Amendment") between Neuromedical Systems, Inc., a Delaware corporation (the "Company"), and each Optionee as such term is defined below, with respect to any and all agreements between the Company and Optionee made pursuant to and in accordance with the Neuromedical Systems, Inc. 1993 Stock Option Plan (the "Original Plan") and/or the Neuromedical Systems, Inc. 1993 Stock Option Plan, as amended and restated on October 25, 1995 (the "Amended Plan" and collectively with the Original Plan, the "Plan") governing one or more grants of an Option by the Company to Optionee prior to the date hereof (each such agreement, an "Option Agreement"; other capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the respective Plan and/or the respective Option Agreement(s) executed thereunder).

          WHEREAS, under the current terms and conditions of each Option Agreement, upon Optionee's cessation of employment by the Company (whether voluntarily or involuntarily), Optionee must exercise any vested and exercisable options within 90 days of such departure;

          WHEREAS, the Board of Directors of the Company (the "Board") has authorized an amendment to each Option Agreement permitting an extension to such departing exercise period upon observance by Optionee of certain additional terms and conditions;

          WHEREAS, the Board has taken such action to benefit both Optionee and the Company as a whole;

          NOW THEREFORE, Company and Optionee agree as follows:

          Exercise Period.   If Optionee is terminated from employment by a
          ---------------
Termination Event, as such term is defined below, the Optionee may at any time within three (3) months after such termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of the termination of employment, after which time the Option shall terminate in full, provided, however, that so long as (i)
                                    --------  -------
Optionee remains an employee through the earlier of (a) six months after the first day the new Chief Executive Officer (successor to Co-Chief Executives John
B. Henneman, III and Uzi Ish-Hurwitz) is present in his capacity as Chief Executive Officer of the Company at the offices of the Company and (b) December 31, 1998, or (ii) Optionee is discharged without Cause on or after September 4, 1997 but prior to the dates set forth in clause (i) above, then the Optionee may at any time within

                                     - 1 -
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two (2) years after the date of such Termination Event exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such Termination Event, after which time the Option shall terminate in full.

          Optionee Acknowledgment.  Optionee acknowledges that, to the extent
          -----------------------
Optionee has entered into any agreement with the Company with respect to Replacement Options, dated July 28, 1997 (each, a "Replacement Option Agreement"), this document constitutes due notice of amendment in accordance with the terms of such Replacement Option Agreement, which provides for unilateral amendment to the Option Agreement by the Company so long as (i) the result of such amendment does not adversely affect Optionee's rights under the Option Agreement or the Plan, and (ii) reasonable notice of any such unilateral amendment is provided to Optionee.

          Company Waiver.  Notwithstanding the terms and conditions of any
          --------------
Option Agreement providing for amendment only by written instrument signed by all of the parties thereto, the Company waives such requirement with respect to Optionee and hereby intends that this Amendment be a valid and binding obligation of the Company, enforceable in accordance with the terms and conditions set forth herein, and the Company further waives any and all right to contest the validity or enforceability of this Amendment on grounds of absence of Optionee's signature hereto.

          Definition of "Optionee".  For purposes of this Amendment, the term
          ------------------------
"Optionee" shall mean, individually, each employee of the Company and any Subsidiary who has entered into an Option Agreement(s) with the Company on or prior to the date first set forth above, provided, however, that such term shall
                                         --------  -------
not include any present or former (a) Chief or Co-Chief Executive Officers of the Company, (b) consultants of the Company and any Subsidiary, and (c) members of the Company Board of Directors, and this Amendment shall not be applicable to any of the foregoing at any time by reason of cessation of affiliation with the Company in any such capacity.

          Definition of "Termination Event".  For purposes of this Amendment,
          ----------------------------------
the term "Termination Event" shall mean voluntary or involuntary termination from employment of Optionee by the Company or any Subsidiary for any reason other than Disability, death or Cause, including the Optionee's ceasing to be employed by a Subsidiary or division of the Company or any Subsidiary as a result of the sale of such Subsidiary or division or an interest in such Subsidiary or division.

          Entire Agreement.  This Amendment and Optionee's respective Option
          ----------------
Agreement(s) (including the Exhibits, Schedules and other documents referred to herein and therein) constitute the entire agreement between the Company and the Optionee, and supersede any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof. This Amendment amends Optionee's respective Option Agreement(s) only to the extent set forth herein and does not otherwise amend, waive or modify such Option
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Agreement(s), and all other terms and conditions of the respective Option
Agreement(s) shall remain fully operative.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the Company has duly executed this Amendment to be effective as of the date first written above,


                                             NEUROMEDICAL SYSTEMS, INC.


                                             By: ______________________________
                                                 Name:
                                                 Title:

                                    Schedule
                                    --------

Pursuant to the General Instructions to Item 601 of Regulation SK of the Securities Act of 1933, as amended, the Company has filed only the form of the Company's Amendment to Employee Stock Option Agreements (the "Amendment") because the executed exemplars of such document are substantially identical in all material respects, except as to the parties thereto, and certain substituted terms, in each case as set forth as follows:

       Employee Party to Amendment                        Substituted Terms
------------------------------------------------------------------------------------------
David Duncan, Jr.
Vice President Finance and
Administration and CFO                      None

Zeev Hadass, Ph.D.
Vice President, Processing Operations       None

John B. Henneman, III                       "Optionee" definition contains no exclusions
Co-CEO, Vice President of Corporate         and includes John B. Henneman, III
Development, Secretary and General          Exercise Period paragraph extends Option
Counsel                                     exercise to three (3) years upon satisfaction
                                            of clause (i) or (ii) of such paragraph

James M. Herriman,
Vice President of Product Development       None

Uzi Ish-Hurwitz                             "Optionee" definition contains no exclusions
Co-CEO, Executive Vice President, Chief     and includes Uzi Ish-Hurwitz
of Technical Operations and President,      Exercise Period paragraph extends Option
Neuromedical Systems Israel Ltd.            exercise to three (3) years upon satisfaction
                                            of clause (i) or (ii) of such paragraph

Laurie J. Mango, M.D.
Vice President and Medical Director         None

Stephen Ng, M.D.
President, NSI Asia Pacific Ltd.            None

Andrew C. Panagy
Vice President, Marketing and Sales         None

Henk Snyman, M.D.
President, NSI Europe B.V.                  None

Howard M. Solomon, M.D.
Vice President Medical Operations           None